GABELLI ETFS TRUST (“TRUST”)

Gabelli Love Our Planet & People ETF (“Fund”)

Supplement dated July 2, 2021 to the

Fund’s Summary Prospectus (“Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated January 13, 2021, as supplemented

Mr. Jose Garza will no longer be serving as a portfolio manager of LOPP. As a result, effective immediately, all references to Mr. Garza as portfolio manager of LOPP in the Summary Prospectus, Prospectus and SAI, are deleted.

In addition, effective immediately, the language in the section titled “Dividends and Distributions” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

“Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market, at the then current market price. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.”

Please retain this Supplement with your Prospectus for future reference.